EXHIBIT 4.1



                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm as experts under the caption "General Information-Independent Auditors" and to the use of our report dated February 18, 1998 in Amendment No. 1 to the Registration Statement (Form S-6 File No. 333-46207) and related Prospectus of Ranson Unit Investment Trusts, Series 58.




                                     ALLEN, GIBBS & HOULIK, L.C.

Wichita, Kansas
February 18, 1998